UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2018

Item 1. Report to Stockholders.

TRILLIUM P21 GLOBAL EQUITY FUND

TRILLIUM SMALL/MID CAP FUND

SEMI-ANNUAL REPORT

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Trillium Mutual Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website at www.trilliummutualfunds.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (866) 209-1962.

For the Six Months Ended
December 31, 2018

Disclosures

The information provided herein represents the opinion of the Portfolio Managers of the Trillium P21 Global Equity Fund and Trillium Small/Mid Cap Fund (the “Funds”) and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods. Investing in foreign securities is riskier than investing in domestic securities. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds’ environmental policy could cause them to make or avoid investments that could result in the portfolios underperforming similar funds that do not have an environmental policy. There are no assurances that the Funds will achieve their objective and/or strategy.

The Funds’ holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedules of Investments in the report for complete portfolio holdings.

The sectors and/or the industries, as applicable, are determined using the Global Industry Classifications Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Funds’ administrator, U.S. Bancorp Global Fund Services, LLC.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index.  The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Basis points (bps) are units of measure for interest rates and other percentages, commonly used to describe the percentage change in interest rates, bond yields, and other financial instruments.  One basis point is equal to 1/100th of 1%, or 0.01% (0.0001).

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Returns reported reflect the net total return index, which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form a benchmark for the mid- to small-cap segment of the U.S. equity market.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

The Securities and Exchange Commission (SEC) does not approve or disapprove of any investment.

Table of Contents

Trillium P21 Global Equity Fund

A Message to Our Shareholders	2

Country Allocation	6

Schedule of Investments	7

Trillium Small/Mid Cap Fund

A Message to Our Shareholders	12

Sector Allocation	16

Schedule of Investments	17

Statements of Assets and Liabilities	20

Statements of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	27

Notes to Financial Statements	30

Expense Examples	44

Approval of Investment Advisory Agreements	46

Additional Information	50

Privacy Notice	51

Trillium P21 Global Equity Fund

Dear Shareowners, Friends, and Clients,

All good things must end, at least for now.  After an impressive 10-year run, U.S. equity markets dropped back at the end of 2018, narrowly missing the triggering of a technical correction in late December before rallying to end the year on December 31st. Rising rates, rising trade tension and rising debt concerns finally impacted investors’ psyches enough to not “buy the dip”.

For the second half of 2018, the Trillium P21 Global Equity Fund (“P21 Fund”) outperformed the MSCI ACWI NTR (ACWI) by 148 basis points (1.48%) on a net-of-fees basis.

Performance as of	6	1	3	5	10	Since	Inception
December 31, 2018	Months	Year	Year	Year	Year	Inception	Date
Retail (PORTX)	-7.66%	-7.17%	7.18%	4.55%	8.76%	5.26%	9/30/99
Institutional (PORIX)	-7.54%	-6.93%	7.45%	4.83%	9.07%	4.21%	3/30/07
MSCI ACWI	-9.02%	-9.42%	6.60%	4.26%	9.46%	4.88%	9/30/99

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 209-1962.

Gross Expense Ratio*

Class R	1.34%
Class I	1.07%

*	Gross expense ratio is from P21 Fund’s prospectus dated October 31, 2018. See the P21 Fund’s Financial Highlights in this report for the most current expense ratios.

Performance Leaders:

Merck led the way in the second half of the year with shares up 28%.  The company reported strong results led by its most promising drug, Keytruda.  The company’s focus on research and development (R&D) has paid off with immunotherapy being an area of great promise in cancer treatment.  Merck also shows pharmaceutical industry leadership in solvent and waste reduction by integrating life-cycle analysis, green chemistry, and emission reduction targets into its product design process.

Itau Unibanco rose 34% on optimism that the new political regime of President Bolsonaro in Brazil would result in a lending pull back by state-owned banks, providing more opportunity for Itau and peers.  Importantly, unlike many emerging market banks, Itau has developed an internal policy that formalizes the bank’s social and environmental risk analysis process and guidelines for lending.

Bank Rakyat Indonesia had a strong second half, up 28%, bouncing back from some earlier in the year difficulties with solid results buoyed by good loan growth.  BRI remains committed to the communities it serves with around 70% of its loans going to micro, small and medium enterprises.

Performance Laggards:

Sysmex had a rough second half, down 48%, as the Japanese hematology leader missed expectations on both the top and bottom lines.  With new product launches coming and cost controls being put in place, we expect a bounce back in 2019.  Sysmex takes a proactive stance toward environmental sustainability, setting mid and long-term reduction targets across greenhouse gas emissions, water use and waste, as well as developing “eco-friendly” products.

SVB Financial saw shares drop 34% as investors soured on anything tech-related.  The company remains well positioned as the go-to bank for innovation companies and is now expanding further overseas and into Life Sciences.  For more than 30 years, the bank has been financing clean energy and sustainable technology solutions for its clients.

Despite posting strong quarterly numbers, shares of simulation software company Ansys got caught in the tech downdraft and fell 18%.  We are still bullish on the company, which provides clients digital engineering simulation across the full life cycle of its products. Ansys’ software includes applications for improved energy efficiency in the automobile and aerospace sectors and other clean technology areas to design cleaner power plants, energy efficient electronic circuits, pollution control equipment and waste management systems.

New Positions:

Tech stocks bore the brunt of the second half market swoon with semiconductors leading the way down.  After announcing worse-than-expected Q3 results Nvidia’s shares fell to a level more than 40% off its highs.  We took this opportunity to establish a position in a company whose products are critical to such growth areas as artificial intelligence, gaming and autonomous vehicles.  Nvidia does not manufacture its semiconductors but in order to reduce the environmental and social impacts of its supply chain, it has a program to engage with its manufacturing suppliers on energy use, greenhouse gas emissions, water use and other environmental topics.

A reset in its China business provided an opportunity to add Assa Abloy to the portfolio.  The Swedish company is the world leader in secure door opening solutions.  Assa is leading an industry that is shifting to electronic, digital and mobile products.  Innovation is the key to future success and Assa Abloy has established a Global Council which drives and coordinates sustainable innovation across the company.  Recently, the Council implemented a

“sustainability compass” which communicates the sustainability vision for each product innovation.  It includes seven life cycle dimensions or focus areas: raw materials, water, virgin materials, end of life reusability, energy consumption during use phase, greenhouse gases and financial cost.

As we head into 2019, conditions look ripe for continued volatility.  The rise in equities over the last decade has been accompanied, unusually, by a rise in almost all other asset classes as well.  Bonds, real estate, startups, art and all manner of other alternative assets saw their values rise as the world’s central banks flooded markets with liquidity and low to negative rates pushed would-be savers into riskier investments.

The “wealth effect” of these investment gains have not manifested across society as of yet.  Income disparity has increased dramatically, quite possibly becoming a major source of destabilization.

Price discovery across asset classes may be another source of volatility.  Markets are having to adjust to a new environment, less dependent on central bank intervention.

And with interest rates rising it is a good time to remember another effect of the last ten years – the urge to take advantage of low rates by borrowing as much as possible.  The graph below shows how global debt, led by government and corporate borrowing, has greatly expanded over the last decade and a half to its highest level ever.

Sources: Institute of International Finance, Bloomberg

This long-term trend of easy money borrowing and the subsequent debt increase has come naturally with a healthy dollop of complacency. As the rate landscape changes it is probably not a bad time to break out the old Warren Buffett quote:

“Only when the tide goes out do you discover who’s been swimming naked.”

We were satisfied the fund was able outperform the benchmark in a volatile second half and anticipate if conditions remain choppy in 2019, investors may likely continue to favor the kind of quality companies that we have been investing in for 20 years.

Advocacy:

In the last six months of 2018, we filed 24 shareholder proposals and engaged many more companies in dialogues. These activities come as the Securities and Exchange Commission explores constraining shareholder rights to file shareholder proposals on environmental, social, and governance issues. With our allies at US SIF: The Forum for Sustainable and Responsible Investment, ICCR (Interfaith Center on Corporate Responsibility), and Ceres, Trillium has taken a lead in providing evidence and testimony to the SEC on the value of shareholder proposals for investors, management, directors, and the public.

An estimated 8 million tons of plastics are carried into oceans annually and by 2050 it is thought that there could be more plastic than fish in the seas. To begin addressing this issue, through dialogue and a shareholder proposal, this fall we engaged McCormick on its commitments to plastic packaging responsibility. During the course of that engagement, the company announced its commitment to 100% reusable, recyclable, or repurposable plastic packaging by 2025. While the company had been developing its commitments prior to our engagement, our input supported and reinforced the need for company action. How the company works to meet this global challenge will be of ongoing interest to Trillium.

In October, the Illinois State Treasurer released a report that showed that most companies are not putting savings from the Tax Cuts and Jobs Act (TCJA) towards employees. The supporters of the TCJA promised the cuts would lead to companies’ long-term investment in the American economy. The report was based on a survey of the S&P 100 that Trillium joined. Unfortunately, many companies failed to respond to the survey, so in an effort to improve the response rate, Trillium reached out to non-responders Gilead, Cisco, and Microsoft. We have also filed a shareholder proposal at Gilead specifically seeking a report describing how the company plans to allocate tax savings as a result of the TCJA.

Thank you for your continued support of the Trillium P21 Global Equity Fund.

Sincerely,

Jim Madden	Matthew Patsky
Portfolio Manager	Portfolio Manager

Trillium P21 Global Equity Fund

COUNTRY ALLOCATION at December 31, 2018 (Unaudited)

Country	Portfolio Value	Percent of Net Assets

Australia	$9,748,418	2.1%
Brazil	6,022,965	1.3%
Canada	13,245,765	2.9%
China	6,875,629	1.5%
Denmark	9,283,279	2.0%
France	17,660,703	3.9%
Germany	13,438,970	2.9%
Hong Kong	16,542,946	3.6%
India	4,557,960	1.0%
Indonesia	3,184,480	0.7%
Ireland	19,880,080	4.3%
Japan	32,300,200	7.0%
Kenya	2,394,014	0.5%
Netherlands	12,026,366	2.6%
New Zealand	2,621,588	0.6%
Norway	2,407,750	0.5%
Portugal	3,199,640	0.7%
South Africa	1,708,077	0.4%
South Korea	5,448,034	1.2%
Spain	12,364,035	2.7%
Sweden	10,564,521	2.3%
Switzerland	10,267,329	2.2%
Taiwan	5,462,680	1.2%
United Kingdom	17,313,925	3.8%
United States	221,216,949	48.1%
Liabilities in
Excess of Other Assets	(318,488)	(0.0	)%(1)
Total	$459,417,815	100.0%

(1)  Does not round to 0.1% or (0.1)%, as applicable.

Trillium P21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Unaudited)

Shares		Value

COMMON STOCKS: 97.7%

Automobiles & Components: 1.7%
30,000	Aptiv PLC (Ireland)	$1,847,100
640,000	BYD Co. Ltd.
	(China)	4,099,468
20,000	Cie Generale des
	Etablissements
	Michelin SCA
	(France)	1,968,542
		7,915,110
Banks: 8.7%
288,160	Amalgamated Bank of
	New York (United
	States) (a)(b)(d)	5,338,164
475,000	Banco Bilbao Vizcaya
	Argentaria SA
	(Spain)	2,523,116
12,500,000	Bank Rakyat
	Indonesia Persero
	Tbk PT (Indonesia)	3,184,480
150,000	DNB ASA (Norway)	2,407,750
7,000,000	Equity Group Holdings
	Ltd. (Kenya)	2,394,014
175,000	Hang Seng Bank Ltd.
	(Hong Kong)	3,920,218
44,000	HDFC Bank Ltd. –
	ADR (India)	4,557,960
37,000	PNC Financial
	Services Group, Inc.
	(United States)	4,325,670
85,000	Sumitomo Mitsui
	Trust Holdings, Inc.
	(Japan)	3,095,442
19,600	SVB Financial Group
	(United States) (b)	3,722,432
95,000	The Toronto Dominion
	Bank (Canada)	4,722,165
		40,191,411

Capital Goods: 9.3%
150,000	Assa Abloy AB
	(Sweden)	2,686,020
130,000	Atlas Copco AB –
	Class A (Sweden)	3,101,545
200,000	Epiroc AB
	(Sweden) (b)	1,900,923
35,000	Ferguson PLC
	(Switzerland)	2,236,438
8,000	Geberit AG
	(Switzerland)	3,115,365
47,000	Hexcel Corp.
	(United States)	2,694,980
35,000	Ingersoll-Rand PLC
	(Ireland)	3,193,050
60,000	Kingspan Group PLC
	(Ireland)	2,572,050
75,000	Koninklijke Philips
	NV (Netherlands)	2,629,464
220,000	Kubota Corp. (Japan)	3,127,019
23,500	Nidec Corp. (Japan)	2,658,954
111,000	Quanta Services, Inc.
	(United States) (b)	3,341,100
23,500	Rockwell Automation,
	Inc. (United States)	3,536,280
28,500	Siemens AG
	(Germany)	3,180,649
500,000	Zhuzhou CRRC
	Times Electric Co.
	Ltd. (China)	2,776,161
		42,749,998

Commercial & Professional Services: 2.8%
3,425,926	China Everbright
	International Ltd.
	(Hong Kong)	3,070,069
85,000	Herman Miller, Inc.
	(United States)	2,571,250
120,000	Recruit Holdings
	Co. Ltd. (Japan)	2,899,048
51,000	Waste Management,
	Inc. (United States)	4,538,490
		13,078,857

Consumer Durables & Apparel: 3.2%
25,371	EssilorLuxottica SA
	(France)	3,158,330
7,500	Kering SA (France)	3,513,517
70,000	Nike, Inc. – Class B
	(United States)	5,189,800

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Unaudited), Continued

Shares		Value

Consumer Durables & Apparel (Continued)
300,000	Panasonic Corp.
	(Japan)	$2,695,027
		14,556,674

Consumer Services: 2.1%
23,000	Bright Horizons Family
	Solutions, Inc.
	(United States) (b)	2,563,350
177,884	Compass Group PLC
	(United Kingdom)	3,743,539
29,000	Marriott International,
	Inc. – Class A
	(United States)	3,148,240
		9,455,129

Diversified Financials: 4.2%
90,000	Bank of New York
	Mellon Corp.
	(United States)	4,236,300
375,000	FirstRand Ltd.
	(South Africa)	1,708,077
110,000	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT
	(United States) (c)	2,095,500
76,300	Intercontinental
	Exchange, Inc.
	(United States)	5,747,679
37,000	MSCI, Inc.
	(United States)	5,454,910
		19,242,466

Food & Staples Retailing: 1.8%
270,000	Jeronimo Martins,
	SGPS, SA (Portugal)	3,199,640
209,000	Koninklijke Ahold
	Delhaize NV
	(Netherlands)	5,279,805
		8,479,445

Food, Beverage & Tobacco: 2.5%
41,000	Danone SA (France)	2,889,790
175,000	Darling Ingredients,
	Inc. (United
	States) (b)	3,367,000
37,000	McCormick & Co.,
	Inc. (United
	States) (c)	5,151,880
		11,408,670

Health Care Equipment & Services: 6.0%
20,000	Cochlear Ltd.
	(Australia)	2,450,572
31,000	Coloplast A/S –
	Class B (Denmark)	2,883,484
62,000	CVS Health Corp.
	(United States)	4,062,240
25,000	Edwards Lifesciences
	Corp. (United
	States) (b)	3,829,250
300,000	Fisher & Paykel
	Healthcare Corp.
	Ltd. (New Zealand)	2,621,588
60,000	Henry Schein, Inc.
	(United States) (b)	4,711,200
40,000	Medtronic PLC
	(Ireland)	3,638,400
67,000	Sysmex Corp.
	(Japan)	3,181,904
		27,378,638

Household & Personal Products: 3.6%
30,000	Blackmores Ltd.
	(Australia) (c)	2,576,825
117,000	Essity AB – Class B
	(Sweden)	2,876,033
40,000	Kao Corp. (Japan)	2,960,705
18,000	L’Oreal SA (France)	4,118,843
76,000	Unilever NV
	(Netherlands)	4,117,097
		16,649,503

Insurance: 3.0%
420,000	AIA Group Ltd.
	(Hong Kong)	3,488,862
18,000	Allianz SE (Germany)	3,617,199
510,000	Aviva PLC
	(United Kingdom)	2,440,860

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Unaudited), Continued

Shares		Value

Insurance (Continued)
35,000	The Travelers
	Companies, Inc.
	(United States)	$4,191,250
		13,738,171

Materials: 5.9%
108,000	Ball Corp.
	(United States)	4,965,840
57,300	Croda International
	PLC (United
	Kingdom)	3,422,008
43,000	Ecolab, Inc.
	(United States)	6,336,050
72,100	Johnson Matthey
	PLC (United
	Kingdom)	2,574,378
550,000	Klabin SA (Brazil)	2,252,715
30,000	Linde PLC (Ireland)	4,681,200
61,000	Novozymes A/S –
	Class B (Denmark)	2,725,628
		26,957,819

Media & Entertainment: 2.8%
9,150	Alphabet, Inc. –
	Class A (United
	States) (b)	9,561,384
150,000	RELX PLC
	(United Kingdom)	3,093,061
		12,654,445

Pharmaceuticals, Biotechnology &
Life Sciences: 7.5%
12,000	Biogen, Inc.
	(United States) (b)	3,611,040
23,600	CSL Ltd. (Australia)	3,082,580
87,000	Gilead Sciences, Inc.
	(United States)	5,441,850
78,500	Merck & Co., Inc.
	(United States)	5,998,185
30,000	Merck KGaA
	(Germany)	3,087,980
80,000	Novo-Nordisk A/S –
	Class B (Denmark)	3,674,167
19,800	Roche Holdings AG
	(Switzerland)	4,915,526
25,300	Waters Corp.
	(United States) (b)	4,772,845
		34,584,173

Real Estate: 2.9%
300,000	British Land Co.
	PLC – REIT
	(United Kingdom)	2,040,079
120,000	Daiwa House
	Industry Co.
	Ltd. (Japan)	3,827,811
29,000	Jones Lang Lasalle,
	Inc. (United States)	3,671,400
200,000	LendLease Group –
	REIT (Australia)	1,638,441
13,000	Unibail-Rodamco-
	Westfield – REIT
	(France)	2,011,681
		13,189,412

Retailing: 3.5%
125,000	Industria de Diseno
	Textil SA (Spain)	3,190,589
160,000	The TJX Companies,
	Inc. (United States)	7,158,400
66,400	Tractor Supply Co.
	(United States)	5,540,416
		15,889,405

Semiconductors & Semiconductor
Equipment: 4.4%
75,000	Applied Materials,
	Inc. (United States)	2,455,500
25,000	NVIDIA Corp.
	(United States)	3,337,500
156,500	Samsung Electronic Co.
	Ltd. (South Korea)	5,448,034
148,000	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. SA – ADR
	(Taiwan)	5,462,680
38,000	Texas Instruments,
	Inc. (United States)	3,591,000
		20,294,714

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Unaudited), Continued

Shares		Value

Software & Services: 9.3%
28,000	Accenture PLC –
	Class A (Ireland)	$3,948,280
24,000	Adobe Systems, Inc.
	(United States) (b)	5,429,760
44,300	Amadeus IT Holding
	SA (Spain)	3,082,290
21,000	ANSYS, Inc.
	(United States) (b)	3,001,740
27,500	Intuit, Inc.
	(United States)	5,413,375
75,000	Microsoft Corp.
	(United States)	7,617,750
60,000	PayPal Holdings, Inc.
	(United States) (b)	5,045,400
35,800	SAP SE (Germany)	3,553,142
43,800	Visa, Inc. – Class A
	(United States)	5,778,972
		42,870,709

Technology Hardware & Equipment: 3.9%
49,800	Apple, Inc.
	(United States)	7,855,452
150,000	Cisco Systems, Inc.
	(United States)	6,499,500
30,000	IPG Photonics Corp.
	(United States) (b)	3,398,700
		17,753,652

Telecommunication Services: 3.5%
90,000	BCE, Inc. (Canada)	3,555,303
460,000	China Mobile Ltd.
	(Hong Kong)	4,451,235
155,000	KDDI Corp. (Japan)	3,703,713
80,000	Verizon
	Communications,
	Inc. (United States)	4,497,600
		16,207,851

Transportation: 3.0%
28,000	Canadian Pacific
	Railway Ltd.
	(Canada)	4,968,297
47,000	East Japan Railway
	Co. (Japan)	4,150,577
49,000	United Parcel Service,
	Inc. – Class B
	(United States)	4,778,970
		13,897,844

Utilities: 2.1%
50,000	American Water
	Works Co., Inc.
	(United States)	4,538,500
6,000,000	Huaneng Renewables
	Corp. Ltd.
	(Hong Kong)	1,612,562
160,000	Red Electrica Corp
	SA (Spain)	3,568,040
		9,719,102
TOTAL COMMON STOCKS
(Cost $344,539,504)		448,863,198

PREFERRED STOCKS: 0.8%

Banks: 0.8%
412,500	Itau Unibanco
	Holding SA –
	ADR (Brazil)	3,770,250

TOTAL PREFERRED STOCKS
(Cost $1,929,175)		3,770,250

SHORT TERM INVESTMENTS: 1.0%

Money Market Funds: 1.0%
4,658,633	Invesco –
	Government
	& Agency
	Portfolio –
	Institutional Class,
	2.304% (United
	States) (f)	4,658,633

TOTAL SHORT TERM
INVESTMENTS
(Cost $4,658,633)		4,658,633

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Unaudited), Continued

Shares	Value

INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING: 0.5%
2,444,222	First American
Government
Obligations Fund,
Class Z, 2.316%
(United States) (f)	$2,444,222

TOTAL INVESTMENTS
PURCHASED WITH
PROCEEDS FROM
SECURITIES LENDING
(Cost 2,444,222)	2,444,222

TOTAL INVESTMENTS
IN SECURITIES: 100.0%
(Cost $353,571,534)	459,736,303
Liabilities in Excess of
Other Assets: (0.0)% (e)	(318,488)
TOTAL NET ASSETS: 100.0%	$459,417,815

(a)
Security is fair valued under supervision of the Board of Trustees of the Trust using significant unobservable inputs and is categorized as a Level 3 security (see Note 2A). At December 31, 2018, the value of this security amounted to $5,338,164 or 1.2% of net assets.

(b)	Non-income producing security.
(c)	This security or a portion of this security was out on loan at December 31, 2018. As of December 31, 2018 the total market value of loaned securities was $2,302,641 or 0.5% of net assets.
(d)	This security or a portion of this security is considered illiquid. At December 31, 2018, the value of illiquid securities was $5,338,164 or 1.2% of net assets.
(e)	Does not round to 0.1% or (0.1)%, as applicable.
(f)	Annualized seven-day yield as of December 31, 2018.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

Dear Shareowners, Friends, and Clients,

2018 was a challenging year for equities and the fourth quarter itself was very volatile across global equity markets (especially December), with Small/Mid Cap Core (SMID)-related names underperforming when compared to its larger cap peers, as the risk off mindset steadily gained momentum as the year came to a close.  The Trillium Small/Mid Cap Fund (“SMID Fund”) underperformed its benchmark during the second half of 2018.  The Fund lost 15.34% in H2 2018 on a net-of-fees basis, while the S&P 1000 Index lost 14.79%.

Performance as of	6	1	3	Since Inception
December 31, 2018	Months	Year	Year	August 31, 2015
Institutional (TSMDX)	-15.34%	-13.06%	5.79%	3.85%
S&P 1000®	-14.79%	-10.30%	8.21%	7.21%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Performance data current to the most recent month end may be obtained by calling (866) 209-1962.

Expense Ratio*
Gross	2.19%
Net	0.98%

*
Gross expense ratio is from SMID Fund’s prospectus dated October 31, 2018. See the SMID Fund’s Financial Highlights in this report for the most current expense ratios.  The Adviser has contractually agreed to waive certain fees through October 31, 2019.  The net expense ratio is applicable to investors.

Relative to the S&P 1000, the contribution from sector weighting was positive.  The majority of the benefit was from our continued Underweight in Energy – the benchmark sector declined -42% in the back half of the year (largely in the fourth quarter).  We also saw benefit from our continued Overweight in Technology and underweight in Materials, but this was offset some by the negative effect of our underweight to Communication Services.  Overall, we saw negative impact from stock selection in the quarter.  The weakest selection was in Information Technology and Consumer Staples. On the positive side, we saw the best stock selection in Materials.  Our overweight to packaging and specialty chemicals, versus the more commoditized industries (i.e. Metals & Mining), served us well.

As mentioned, 2018 was a volatile year for equities, and 2019 has started in a similar vein, so we seek to constantly separate meaningful market signals from “noise” (however relevant).  Yet, we are aware that the headlines out of Washington (government shutdown, tariffs still under debate, etc.) are likely to fuel continued economic (and stock market) uncertainty, at least in the near term.  As such, while we conclude that the US economic environment remains expansionary, we remain cognizant of quickly shifting sentiment.  In this environment, our stock and ESG (environmental, social, and governance) centric investment philosophy remains consistent as the strategy stays fairly close to our benchmark.  And, as always, we will continue to monitor valuations; looking to monetize certain winners and reallocating the funds to SMID names that we feel have been overly penalized by this broader market volatility.

Performance Leaders:

Omnicell (+17%), which develops, manufactures, and sells medication packaging equipment and blister cards, benefited from the announcement that Amazon would acquire privately held PillPak, which provides customized packaging of individual’s medications and then delivery.  Given the Omnicell’s services are utilized by pharmacies like PillPak, the market is anticipating that it’s future revenues and profits will increase as Amazon is likely to material grow PillPak’s operations.

Tractor Supply (+10%), continued to see improving same store comps and operating results.  The Neighbors Club rewards program continues to gain traction and improve customer loyalty, with Club members having higher frequency of purchases, up 3-4x, and higher average ticket, up 10% over the average customer.  We continue to like this name for defensive, domestic safety given its growth runway.

Performance Laggards:

United Natural Foods (-75%), a natural foods distributor, slid after announcing the acquisition of conventional competitor SuperValu.  It was a defensive acquisition to lower the importance of its largest customer, Whole Foods (Amazon), to the combined company, as the food distribution industry consolidates. Then a negative update in early December on this recently acquired business, combined with higher than anticipated financing costs in the face of rising interest rates, soured the sentiment further on an acquisition that was already viewed skeptically by investors.

Two of our bottom performers were in the energy services group which was harshly punished as oil prices collapsed by 40% in the fourth quarter for a variety of reasons including geopolitics and unexpectedly strong domestic oil production leading to oversupply. The service companies don’t have pricing power as demand for their services fall.  Core Laboratories (-52%) and Superior Energy Services (-66%) both fell along with peers (-46%), despite having business models we had concluded would be more resilient.

New Positions:

In the half, we initiated new position in Hanesbrands, a basic apparel and sportswear manufacturer, and WW (formerly known as Weight Watchers), a member driven wellness company. Hanesbrands is the world’s leading company focused on the design, production, and sale of basic apparel, including t-shirts, underwear, bras, and socks through brands such as Hanes, Maidenform, Bali, and Playtex.  The company’s fast growing Champion active wear brand provides an upside to the more mature, legacy parts of the business.  Hanes has struggled as the retail channel has rationalized, but we feel the stabilization in retail inventory de-stocking and the Company’s solid position in online channels like Amazon, combined with an attractive valuation, should benefit the stock going forward.  Hanesbrands primary risk related to raw material sourcing is constituted by its reliance on cotton, which has environmental implications in terms of the use of pesticides and water, as well as social implications in terms of labor issues. Hanesbrands does a good job of tracing the origins of the cotton it sources, and states that 90% of the cotton used in its products originate from southeastern US. The company also sets an environmental criteria for cotton production among its suppliers, and is a member of the Sustainable Apparel Coalition – a group committed to reduce environmental impact of cotton farming.

Under the leadership of new CEO Mindy Grossman, who previously served as CEO of HSN and led Nike’s push into women’s active-wear, WW has refocused as a global wellness brand.  While the company still has a weight-loss program at its core, it is increasingly focusing on creating a community of members who work on eating well, staying active, and embracing mindfulness.  The company has introduced an “Impact Manifesto” endorsed by Oprah Winfrey, who is a major owner, that states the new mission: “To create a world where wellness is accessible to all, not just the few.”  The company had a sharp fall-off recently after its last earnings release.  The company hit membership targets of 4.2 million members (25% higher than last year), but came up light on sales due in part to a shift to digital members, providing an opportunity to get involved.

In addition, we reinitiated a position in First Solar, a solar manufacturer, and Newell Brands, a household durables manufacturer. We purchased First Solar after the entire solar industry pulled back due to changes in China’s support for solar energy, which to us indicates that solar is nearing cost competitiveness, even in China.  We believe the risk/reward is again favorable.  Newell Brands has struggled with a large acquisition, combined with macro issues related to retail rationalization, and the stock has been overly punished in our view.  The Company has plans to divest non-core assets to focus on higher growth businesses and pay down debt which makes us positive on the name.

We pared back some of our winners – Palo Alto Networks, SVB Financial, lululemon, Tractor Supply and Deckers Outdoors – both to be mindful of the portfolio market capitalization and valuations and to lock-in gains embedded during the year.  We reallocated the proceeds to several stocks we view as currently undervalued in the portfolio, such as LKQ, an auto parts recycler/distributor, and Cypress Semiconductor, a designer and manufacturer of semiconductor technology. We also added to Hanover Insurance Group, a property & casualty provider, and LHC Group, a leader in home health, which have more defensive business models.  From a sector perspective, we narrowed our underweight in Real Estate (REITs) feeling somewhat exposed given we are likely in the late stages of the bull market and its value characteristics may return to favor.

Advocacy:

In the last six months of 2018, we filed 24 shareholder proposals and engaged many more companies in dialogues. These activities come as the Securities and Exchange Commission explores constraining shareholder rights to file shareholder proposals on environmental, social, and governance issues. With our allies at US SIF, ICCR, and Ceres, Trillium has taken a lead in providing evidence and testimony to the SEC on the value of shareholder proposals for investors, management, directors, and the public.

As the National Climate Assessment released in November and the Intergovernmental Panel on Climate Change report released in October make clear, the imperative for companies to disclose clear steps to address climate change has never been greater. In an effort to persuade companies to do so, we filed a shareholder proposal at J.B. Hunt asking it to set greenhouse gas emissions reduction goals.

For almost six years now, Trillium has engaged dozens of companies on their board gender and racial diversity. Most recently, we filed shareholder proposals at Ligand Pharmaceuticals and Cambrex Corporation.

We look forward to serving our shareholders over the next year and thank you for your continued support.

Sincerely,

Laura McGonagle
Portfolio Manager

Trillium Small/Mid Cap Fund

SECTOR ALLOCATION at December 31, 2018 (Unaudited)

Percent of Net Assets

Financials	17.3%
Industrials	16.8%
Information Technology	16.5%
Consumer Discretionary	12.7%
Health Care	10.4%
Real Estate	7.2%
Materials	5.4%
Utilities	4.8%
Consumer Staples	3.3%
Energy	2.7%
Communication Services	1.0%
Cash & Equivalents(a)	1.9%
Total	100.0%

(a)  Represents cash, short-term securities and other assets in excess of liabilities.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Unaudited)

Shares		Value

COMMON STOCKS: 98.1%

Automobiles & Components: 1.3%
6,126	BorgWarner, Inc.	$212,817

Banks: 8.2%
2,547	Eagle Bancorp, Inc. (a)	124,064
6,227	East West Bancorp, Inc.	271,061
1,904	First Republic Bank	165,458
689	SVB Financial
	Group (a)	130,855
19,097	Umpqua
	Holdings Corp.	303,642
6,187	Webster
	Financial Corp.	304,958
		1,300,038

Capital Goods: 11.0%
1,570	Acuity Brands, Inc.	180,472
3,979	AO Smith Corp.	169,903
6,293	Hexcel Corp.	360,841
2,253	Lincoln Electric
	Holdings, Inc.	177,649
2,927	Middleby Corp. (a)	300,690
6,209	Quanta Services,
	Inc. (a)	186,891
2,997	Wabtec Corp.	210,539
2,597	Xylem, Inc.	173,272
		1,760,257

Commercial & Professional Services: 3.7%
10,192	Interface, Inc.	145,236
1,934	ManpowerGroup, Inc.	125,323
6,106	Tetra Tech, Inc.	316,108
		586,667

Consumer Durables & Apparel: 6.4%
2,025	Carter’s, Inc.	165,281
1,838	Deckers Outdoor
	Corp. (a)	235,172
12,273	Hanesbrands, Inc.	153,781
2,116	lululemon
	Athletica, Inc. (a)	257,327
10,956	Newell Brands, Inc.	203,672
		1,015,233

Consumer Services: 0.9%
3,600	Weight Watchers
	International,
	Inc. (a)	138,780

Diversified Financials: 3.4%
1,676	MSCI, Inc.	247,092
5,068	Stifel Financial Corp.	209,917
12,880	WisdomTree
	Investments, Inc.	85,652
		542,661

Energy: 2.7%
3,159	Core Laboratories NV	188,466
19,862	Superior Energy
	Services, Inc. (a)	66,538
7,103	Tallgrass Energy LP	172,887
		427,891

Food & Staples Retailing: 0.5%
7,640	United Natural
	Foods, Inc. (a)	80,908

Food, Beverage & Tobacco: 1.5%
3,245	Lamb Weston
	Holdings, Inc.	238,702

Health Care Equipment & Services: 6.8%
7,655	Hologic, Inc. (a)	314,620
3,711	LHC Group, Inc. (a)	348,389
1,139	Nevro Corp. (a)	44,296
3,800	Omnicell, Inc. (a)	232,712
1,433	West Pharmaceutical
	Services, Inc.	140,477
		1,080,494

Household & Personal Products: 1.3%
3,230	Church & Dwight
	Co., Inc.	212,405

Insurance: 5.7%
3,397	Hanover Insurance
	Group, Inc.	396,667
4,055	Horace Mann
	Educators Corp.	151,860
2,612	Reinsurance Group
	America, Inc.	366,281
		914,808

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Unaudited), Continued

Shares		Value

Materials: 5.4%
1,671	International Flavors
	& Fragrances, Inc.	$224,365
4,562	Minerals
	Technologies, Inc.	234,213
13,690	Owens-Illinois,
	Inc. (a)	236,016
3,134	Sonoco Products Co.	166,509
		861,103

Media & Entertainment: 1.0%
8,551	IMAX Corp. (a)	160,844

Pharmaceuticals, Biotechnology
& Life Sciences: 3.6%
1,625	Alkermes PLC (a)	47,954
7,185	Cambrex Corp. (a)	271,306
516	Ligand
	Pharmaceuticals,
	Inc. (a)	70,021
4,638	Syneos Health,
	Inc. (a)	182,505
		571,786

Real Estate: 7.2%
10,060	Acadia Realty
	Trust – REIT	239,025
9,047	Brandywine Realty
	Trust – REIT	116,435
2,714	Camden Property
	Trust – REIT	238,968
1,478	EastGroup Properties,
	Inc. – REIT	135,577
1,615	Jones Lang
	LaSalle, Inc.	204,459
5,260	LTC Properties,
	Inc. – REIT	219,237
		1,153,701

Retailing: 4.1%
9,210	LKQ Corp. (a)	218,553
8,754	Tailored Brands, Inc.	119,405
3,760	Tractor Supply Co.	313,734
		651,692

Semiconductors & Semiconductor
Equipment: 4.3%
23,760	Cypress
	Semiconductor
	Corp.	302,228
4,899	First Solar, Inc. (a)	207,987
3,438	Maxim Integrated
	Products, Inc.	174,822
		685,037

Software & Services: 6.0%
1,150	ANSYS, Inc. (a)	164,381
3,666	Blackbaud, Inc.	230,591
3,326	LogMeIn, Inc.	271,302
4,901	Zendesk, Inc. (a)	286,072
		952,346

Technology Hardware & Equipment: 6.2%
1,096	F5 Networks, Inc. (a)	177,585
1,752	IPG Photonics
	Corp. (a)	198,484
1,387	Palo Alto
	Networks, Inc. (a)	261,241
1,114	Rogers Corp. (a)	110,353
7,083	Trimble, Inc. (a)	233,101
		980,764

Transportation: 2.1%
3,532	JB Hunt Transport
	Services, Inc.	328,617

Utilities: 4.8%
6,956	Aqua America, Inc.	237,826
2,106	Atmos Energy Corp.	195,268
1,873	ONE Gas, Inc.	149,091
3,367	Ormat
	Technologies, Inc.	176,094
		758,279

TOTAL COMMON STOCKS
(Cost $17,083,734)		15,615,830

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Unaudited), Continued

Shares	Value

SHORT-TERM INVESTMENTS: 1.9%

Money Market Funds: 1.9%
301,289	Invesco-Government
& Agency
Portfolio –
Institutional Class,
2.304% (b)	$301,289

TOTAL SHORT-TERM INVESTMENTS
(Cost $301,289)	301,289

TOTAL INVESTMENTS IN
SECURITIES: 100.0%
(Cost $17,385,023)	15,917,119
Other Assets in Excess
of Liabilities: 0.0% (c)	419
TOTAL NET ASSETS: 100.0%	$15,917,538

(a)	Non-income producing security.
(b)	Annualized seven-day yield as of December 31, 2018.
(c)	Does not round to 0.1% or (0.1)%, as applicable.
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2018 (Unaudited)

	Trillium	Trillium
	P21 Global	Small/Mid
	Equity Fund	Cap Fund[2]
ASSETS
Investments in securities, at value
(cost $353,571,534 and $17,385,023)[1]	$459,736,303	$15,917,119
Cash	18,562	—
Receivables:
Dividends and interest	1,573,301	15,567
Fund shares sold	1,522,316	32,991
Securities lending income, net	6,114	—
Due from adviser, net	—	2,551
Prepaid expenses	20,381	10,395
Total assets	462,876,977	15,978,623

LIABILITIES
Payables:
Payable for collateral received
for securities loaned	2,444,222	—
Fund shares redeemed	378,390	—
Investment advisory fees, net	356,859	—
Administration fees	48,731	7,889
Custody fees	33,642	2,035
Fund accounting fees	17,939	5,505
Audit fees	37,370	33,302
Distribution fees	87,367	—
Transfer agent fees	31,233	4,455
Chief Compliance Officer fees	1,562	1,562
Trustee fees	5,790	3,404
Other accrued expenses	16,057	2,933
Total liabilities	3,459,162	61,085
NET ASSETS	$459,417,815	$15,917,538

COMPONENTS OF NET ASSETS
Paid-in capital	$352,905,622	$17,079,825
Total distributable earnings	106,512,193	(1,162,287)
Net assets	$459,417,815	$15,917,538

[1]	Includes loaned securities with a market value of $2,302,641.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2018 (Unaudited), Continued

	Trillium	Trillium
	P21 Global	Small/Mid
	Equity Fund	Cap Fund[2]
Retail Class:
Net assets	$213,981,578	$—
Shares issued and outstanding (unlimited number
of shares authorized without par value)	5,612,567	—
Net asset value, offering price,
and redemption price per share	$38.13	$—
Institutional Class:
Net assets	$245,436,237	$15,917,538
Shares issued and outstanding (unlimited number
of shares authorized without par value)	6,474,845	1,526,751
Net asset value, offering price,
and redemption price per share	$37.91	$10.43

[2]	Retail Class shares are not offered as of December 31, 2018.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF OPERATIONS For the six months ended December 31, 2018 (Unaudited)

	Trillium	Trillium
	P21 Global	Small/Mid
	Equity Fund	Cap Fund
INCOME
Dividend income (net of foreign
withholding tax of $309,305 and $505,
and issuance fees of $7,901 and $—)	$3,343,206	$129,663
Interest	51,731	2,336
Income from securities lending, net	43,064	—
Total investment income	3,438,001	131,999

EXPENSES
Investment advisory fees	2,272,589	68,095
Distribution fees – Retail Class	270,854	—
Administration fees	143,940	22,940
Transfer agent fees	50,238	14,226
Custody fees	92,259	3,350
Fund accounting fees	59,546	16,892
Sub-transfer agent fees	59,900	—
Registration fees	22,868	12,358
Miscellaneous expenses	20,113	3,947
Reports to shareholders	13,860	1,177
Audit fees	12,502	11,141
Trustee fees	10,218	6,050
Chief Compliance Officer fees	4,538	4,537
Legal fees	2,884	2,805
Insurance expense	1,939	1,320
Interest expense	50	—
Total expenses	3,038,298	168,838
Less: fees waived and expenses absorbed	—	(79,861)
Net expenses	3,038,298	88,977
Net investment income	399,703	43,022

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments and
foreign currency transactions	7,750,595	532,604
Net change in unrealized
appreciation/depreciation on:
Investments	(45,857,503)	(3,514,233)
Translation of other assets and
liabilities in foreign currency	(4,152)	—
Net realized and unrealized loss on investments
and foreign currency transactions	(38,111,060)	(2,981,629)
Net decrease in net assets
resulting from operations	$(37,711,357)	$(2,938,607)

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2018	Year Ended
	(Unaudited)	June 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$399,703	$4,213,414
Net realized gain on investments and
foreign currency transactions	7,750,595	16,482,414
Net change in unrealized appreciation/depreciation
on investments and translation of other assets
and liabilities in foreign currency	(45,861,655)	35,832,216
Net increase (decrease) in net assets
resulting from operations	(37,711,357)	56,528,044

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders –
Retail Class	(9,303,968)	(6,211,762)[1]
Net distributions to shareholders –
Institutional Class	(11,405,485)	(6,835,471)[2]
Total distributions to shareholders	(20,709,453)	(13,047,233)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares – Retail Class[3]	(1,088,930)	(16,076,112)
Net increase in net assets derived from
net change in outstanding shares –
Institutional Class[4]	14,686,802	16,418,140
Total increase in net assets
from capital share transactions	13,597,872	342,028
Total increase (decrease) in net assets	(44,822,938)	43,822,839

NET ASSETS
Beginning of period/year	504,240,753	460,417,914
End of period/year	$459,417,815	$504,240,753

[1]	As disclosed at June 30, 2018, includes net investment income distributions of $1,024,754 and net realized gain distributions of $5,187,008.
[2]	As disclosed at June 30, 2018, includes net investment income distributions of $1,897,142 and net realized gain distributions of $4,938,329.

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

[3]	Summary of capital share transactions for Retail Class shares is as follows:

	Six Months Ended
	December 31, 2018		Year Ended
	(Unaudited)		June 30, 2018
	Shares	Value	Shares	Value
Shares sold	270,218	$11,552,981	724,789	$30,988,910
Shares issued in
reinvestment
of distributions	240,296	8,871,736	139,736	5,948,561
Shares redeemed	(506,698)	(21,513,647)	(1,237,602)	(53,013,583)
Net increase (decrease)	3,816	$(1,088,930)	(373,077)	$(16,076,112)

[4]	Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2018		Year Ended
	(Unaudited)		June 30, 2018
	Shares	Value	Shares	Value
Shares sold	921,296	$38,508,726	1,337,536	$57,160,007
Shares issued in
reinvestment
of distributions	258,309	9,482,514	142,139	6,019,575
Shares redeemed	(787,735)	(33,304,438)	(1,103,202)	(46,761,442)
Net increase	391,870	$14,686,802	376,473	$16,418,140

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31,	Year Ended
	2018	June 30,
	(Unaudited)	2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$43,022	$(522)
Net realized gain on investments	532,604	601,659
Change in net unrealized
appreciation/depreciation on investments	(3,514,233)	1,274,600
Net increase (decrease) in net assets
resulting from operations	(2,938,607)	1,875,737

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(777,496)	(239,039)[1]

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares – Institutional Class[2]	2,591,733	6,965,105
Total increase in net assets
from capital share transactions	2,591,733	6,965,105
Total increase (decrease) in net assets	(1,124,370)	8,601,803

NET ASSETS
Beginning of period/year	17,041,908	8,440,105
End of period/year	$15,917,538	$17,041,908

[1]	As disclosed at June 30, 2018, includes net realized gain distributions of $239,039.
[2]	Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2018		Year Ended
	(Unaudited)		June 30, 2018
	Shares	Value	Shares	Value
Shares sold	275,256	$3,435,677	682,138	$8,299,114
Shares issued in
reinvestment
of distributions	70,388	708,104	16,526	206,907
Shares redeemed[3]	(132,361)	(1,552,048)	(121,583)	(1,540,916)
Net increase	213,283	$2,591,733	577,081	$6,965,105

[3]	Net of redemption fees of $4,021 and $2,052, respectively.

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Retail Class

	Six Months
	Ended
	December 31,
	2018	Year Ended June 30,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value,
beginning of period/year	$43.21	$39.44	$35.06	$37.11	$41.76	$35.79

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.00 [2]	0.30	0.27	0.22	0.18	0.32
Net realized and unrealized
gain (loss) on investments	(3.36)	4.52	5.71	(0.23)	(0.33)	5.84
Total from investment
operations	(3.36)	4.82	5.98	(0.01)	(0.15)	6.16

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.17)	(0.27)	(0.16)	(0.31)	(0.19)
From net realized gain	(1.47)	(0.88)	(1.33)	(1.88)	(4.19)	—
Total distributions	(1.72)	(1.05)	(1.60)	(2.04)	(4.50)	(0.19)
Paid-in capital from
redemption fees	—	—	—	—	—	0.00 [2]
Net asset value,
end of period/year	$38.13	$43.21	$39.44	$35.06	$37.11	$41.76
Total return	(7.66)%[3]	12.28%	17.73%	0.11%	(0.14)%	17.24%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$214.0	$242.4	$235.9	$256.1	$275.3	$312.5
Portfolio turnover rate	7%[3]	12%	19%	23%	36%	40%

RATIOS:
Ratio of expenses to
average net assets	1.35%[4]	1.34%	1.33%	1.33%	1.40%	1.42%
Ratio of net investment income
to average net assets	0.01%[4]	0.70%	0.73%	0.63%	0.46%	0.82%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Institutional Class

	Six Months
	Ended
	December 31,
	2018	Year Ended June 30,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value,
beginning of period/year	$43.05	$39.34	$34.97	$37.05	$41.77	$35.74

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.06	0.43	0.36	0.32	0.29	0.46
Net realized and unrealized
gain (loss) on investments	(3.36)	4.50	5.70	(0.25)	(0.33)	5.82
Total from investment
operations	(3.30)	4.93	6.06	0.07	(0.04)	6.28

LESS DISTRIBUTIONS:
From net investment income	(0.37)	(0.34)	(0.36)	(0.27)	(0.49)	(0.25)
From net realized gain	(1.47)	(0.88)	(1.33)	(1.88)	(4.19)	—
Total distributions	(1.84)	(1.22)	(1.69)	(2.15)	(4.68)	(0.25)
Paid-in capital from
redemption fees	—	—	—	—	—	0.00 [2]
Net asset value,
end of period/year	$37.91	$43.05	$39.34	$34.97	$37.05	$41.77
Total return	(7.54)%[3]	12.59%	18.04%	0.34%	0.15%	17.61%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$245.4	$261.9	$224.5	$172.7	$164.8	$188.0
Portfolio turnover rate	7%[3]	12%	19%	23%	36%	40%

RATIOS:
Ratio of expenses to
average net assets	1.07%[4]	1.07%	1.08%	1.08%	1.10%	1.12%
Ratio of net investment income
to average net assets	0.29%[4]	1.00%	0.97%	0.91%	0.73%	1.17%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Institutional Class

	Six Months
	Ended
	December 31,	Year Ended		Period Ended
	2018	June 30,		June 30,
	(Unaudited)	2018	2017	2016[1]
Net asset value,
beginning of period/year	$12.97	$11.46	$9.74	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.03	(0.00)[3]	0.00 [3]	0.01
Net realized and unrealized
gain (loss) on investments	(2.04)	1.73	1.89	(0.27)
Total from investment operations	(2.01)	1.73	1.89	(0.26)

LESS DISTRIBUTIONS:
From net investment income	(0.02)	—	(0.01)	—
From net realized gain	(0.51)	(0.22)	(0.16)	—
Total distributions	(0.53)	(0.22)	(0.17)	—
Paid-in capital from redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of period/year	$10.43	$12.97	$11.46	$9.74
Total return	(15.34)%[4]	15.14%	19.48%	(2.60)%[4]

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$15.9	$17.0	$8.4	$3.5
Portfolio turnover rate	14%[4]	19%	27%	11%[4]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.86%[5]	2.19%	4.53%	11.08%[5]
After fees waived/recouped
and expenses absorbed	0.98%[5]	0.98%	0.98%	0.98%[5]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	(0.41)%[5]	(1.21)%	(3.59)%	(9.99)%[5]
After fees waived/recouped
and expenses absorbed	0.47%[5]	0.00%[6]	(0.04)%	0.11%[5]

[1]	The Fund commenced operations on August 31, 2015. Information presented is for the period from August 31, 2015 to June 30, 2016.
[2]	Calculated using the average shares outstanding method.
[3]	Does not round to $0.01 or $(0.01), as applicable.
[4]	Not annualized.
[5]	Annualized.
[6]	Does not round to 0.01% or (0.01)%, as applicable.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

The Trillium P21 Global Equity Fund (formerly the Portfolio 21 Global Equity Fund) and Trillium Small/Mid Cap Fund are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on September 30, 1999 and August 31, 2015, respectively.

The P21 Fund and the SMID Fund have Retail and Institutional shares (Retail shares are not currently offered for SMID Fund). Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations. Each class of shares has equal rights as to earnings and assets except that Retail shares bear Distribution fees. P21 Fund Retail shares also bear Sub-Transfer Agent fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of P21 Fund is to seek long-term capital growth by investing primarily in common stocks of companies that it believes are leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued. The investment objective of SMID Fund is to seek long-term capital appreciation by identifying companies that it believes are strategic leaders, based on business models that it believes are superior and have the ability to create consistent earnings growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Unaudited), Continued

an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Service’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the P21 Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the P21 Fund’s securities traded on those foreign exchanges. The P21 Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the P21 Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. The SMID Fund does not hold foreign securities traded on foreign exchanges.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Unaudited), Continued

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Unaudited), Continued

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2018.

P21 Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$1,847,100	$6,068,010	$—	$7,915,110
Banks	19,722,241	15,131,006	5,338,164	40,191,411
Capital Goods	12,765,410	29,984,588	—	42,749,998
Commercial &
Professional Services	7,109,740	5,969,117	—	13,078,857
Consumer Durables & Apparel	8,348,130	6,208,544	—	14,556,674
Consumer Services	5,711,590	3,743,539	—	9,455,129
Diversified Financials	17,534,389	1,708,077	—	19,242,466
Food & Staples Retailing	—	8,479,445	—	8,479,445
Food, Beverage & Tobacco	8,518,880	2,889,790	—	11,408,670
Health Care Equipment
& Services	16,241,090	11,137,548	—	27,378,638
Household & Personal Products	—	16,649,503	—	16,649,503
Insurance	4,191,250	9,546,921	—	13,738,171
Materials	15,983,090	10,974,729	—	26,957,819
Media & Entertainment	9,561,384	3,093,061	—	12,654,445
Pharmaceuticals, Biotechnology
& Life Sciences	19,823,920	14,760,253	—	34,584,173
Real Estate	3,671,400	9,518,012	—	13,189,412
Retailing	12,698,816	3,190,589	—	15,889,405
Semiconductors &
Semiconductor Equipment	14,846,680	5,448,034	—	20,294,714
Software & Services	36,235,277	6,635,432	—	42,870,709
Technology Hardware
& Equipment	17,753,652	—	—	17,753,652
Telecommunication Services	8,052,903	8,154,948	—	16,207,851
Transportation	9,747,267	4,150,577	—	13,897,844
Utilities	4,538,500	5,180,602	—	9,719,102
Total Common Stocks	254,902,709	188,622,325	5,338,164	448,863,198
Preferred Stocks
Banks	3,770,250	—	—	3,770,250
Total Preferred Stocks	3,770,250	—	—	3,770,250
Short-Term Investments	4,658,633	—	—	4,658,633
Investment Purchased with Cash
Proceeds from Securities Lending	2,444,222	—	—	2,444,222
Total Investments in Securities	$265,775,814	$188,622,325	$5,338,164	$459,736,303

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Unaudited), Continued

The following is a reconciliation of the P21 Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stocks
Balance as of June 30, 2018	$3,205,797
Acquisitions	—
Dispositions	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	2,132,367
Transfer in and/or out of Level 3	—
Balance as of December 31, 2018	$5,338,164
Change in unrealized appreciation/depreciation
for Level 3 investments held at December 31, 2018	$2,132,367

	Fair Value	Valuation	Unobservable
Security Type	at 12/31/2018	Technique	Input	Input Value
Common Stocks	$5,338,164	Relative Benchmark	Market data	(1.13)% –
(0.98)%
		Liquidity Discount	Discount rate	5% – 10%

Significant increases (decreases) in market data would result in a significantly higher (lower) fair value measurement, respectively.

Significant decreases (increases) in liquidity discount would result in a significantly lower (higher) fair value measurement, respectively.

SMID Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$15,615,830	$—	$—	$15,615,830
Short-Term Investments	301,289	—	—	301,289
Total Investments in Securities	$15,917,119	$—	$—	$15,917,119

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Unaudited), Continued

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. As of fiscal year end June 30, 2018, there were no post-October losses in the Funds.

As of fiscal year end June 30, 2018, there were no capital loss carryovers for the Funds.

As of December 31, 2018, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.  The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of December 31, 2018, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Unaudited), Continued

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities, which are determined in accordance with income tax regulations, normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Funds are equal to each Fund’s net asset value per share. The SMID Fund charges a 2% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The SMID Fund will retain the fee charged as paid-in-capital and such fees become part of the SMID Fund’s daily NAV calculation.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Unaudited), Continued

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Recently Issued Accounting Pronouncements. In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures for the six months ended December 31, 2018.

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Effective February 28, 2019, the Board approved a reduction in the P21 Fund’s investment advisory fee from 0.90% to 0.85%.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Unaudited), Continued

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Trillium Asset Management, LLC (the “Adviser”), provides each Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under each Advisory Agreement, the Adviser provides all investment advice, office space, certain administrative services, and provides most of the personnel needed by each Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.90% and 0.75% based upon the average daily net assets of the P21 Fund and the SMID Fund, respectively. The investment advisory fees incurred by the Funds for the six months ended December 31, 2018, are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit expenses for the SMID Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratio of expenses to average net assets will not exceed 0.98% for the Institutional shares. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the SMID Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. SMID Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board of Trustees’ review and approval.  The amount of fees waived and expenses absorbed by the Adviser during the six months ended December 31, 2018, is disclosed in the Statements of Operations. Any amount due from the Adviser is paid monthly to the Fund, if applicable.

As of December 31, 2018, the remaining cumulative amount the Adviser may be reimbursed was $534,720, as shown in the following table. The Adviser may recapture a portion of the above no later than the dates as stated.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Unaudited), Continued

Date of Expiration	Amount
June 30, 2019	$99,082
June 30, 2020	189,411
June 30, 2021	166,366
June 30, 2022	79,861
Total	$534,720

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ administrator, fund accountant, and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the six months ended December 31, 2018, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares. U.S. Bank N.A. serves as custodian to the Funds. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares. The Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail shares. No distribution fees are paid by Institutional shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Funds during the six months ended December 31, 2018, are disclosed in the Statements of Operations. For the six months ended December 31, 2018, U.S. Bank N.A., an affiliate of the Funds, received $265 in distribution fees. As of December 31, 2018, the SMID Fund Retail shares are not offered.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail shares. All Arrangements must be approved by the Board of Trustees. For the six months ended December 31, 2018, the transfer agent fees and sub-transfer agent fees incurred by the Funds are disclosed in the Statements of Operations.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Unaudited), Continued

NOTE 4 – SECURITIES LENDING

The P21 Fund may lend up to 33 1/3% securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The P21 Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. P21 Fund continues to receive interest payments or dividends on the securities loaned during the borrowing year. P21 Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

For P21 Fund, loaned securities are collateralized by cash equivalents. The cash collateral is invested by U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. P21 Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although P21 Fund is indemnified from this risk by contract with the securities lending agent.

As of December 31, 2018, the market value of the securities on loan and payable on collateral received were as follows:

Market Value of	Payable on
Securities on Loan	Collateral Received
$2,302,641	$2,444,222

Offsetting Assets and Liabilities. P21 Fund is subject to netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow P21 Fund to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Unaudited), Continued

Gross Amounts Not
Offset in the Statements
of Assets & Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
		in the	in the		Cash
		Statements	Statements		Collateral
	Gross	of Assets &	of Assets &	Financial	Pledged	Net
Liabilities	Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Securities Lending	$2,444,222	$ —	$2,444,222	$2,444,222	$ —	$ —

P21 Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.) The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

The interest income earned by P21 Fund on investments of cash collateral received from borrowers for the securities loaned to them (“Income from securities lending, net”) is reflected in the Statements of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2018, the cost of purchases and the proceeds from the sale and maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales
P21 Fund	$33,330,840	$36,755,803
SMID Fund	4,235,389	2,455,988

There were no purchases, sales or maturities of long-term U.S. Government securities during the six months ended December 31, 2018.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2018 (estimated), and the year ended June 30, 2018, was as follows:

	Ordinary Income
	December 31, 2018	June 30, 2018
P21 Fund	$3,651,888	$2,921,896
SMID Fund	187,338	45,784

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Unaudited), Continued

	Long-Term Capital Gains
	December 31, 2018	June 30, 2018
P21 Fund	$17,057,565	$10,125,337
SMID Fund	590,158	193,255

As of fiscal year end June 30, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

P21 Fund
Cost of investments	$353,451,112
Gross tax unrealized appreciation	164,847,422
Gross tax unrealized depreciation	(13,290,374)
Net tax unrealized appreciation	151,557,048
Undistributed ordinary income	3,631,330
Undistributed long-term capital gain	9,744,626
Total distributable earnings	13,375,956
Other accumulated gain (loss)	—
Total accumulated gain (loss)	$164,933,004

SMID Fund
Cost of investments	$15,025,244
Gross tax unrealized appreciation	2,726,550
Gross tax unrealized depreciation	(693,290)
Net tax unrealized appreciation	2,033,260
Undistributed ordinary income	164,525
Undistributed long-term capital gain	356,031
Total distributable earnings	520,556
Other accumulated gain (loss)	—
Total accumulated gain (loss)	$2,553,816

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities is primarily due to the tax deferral of losses on wash sales adjustments and Passive Foreign Investment Companies (PFIC) adjustments.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Unaudited), Continued

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to P21 Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Interest expense for the six months ended December 31, 2018, is disclosed in the Statements of Operations, if applicable. Credit facility activity for the six months ended December 31, 2018, was as follows:

Maximum available credit	$20,000,000
Largest amount outstanding on an individual day	2,030,000
Average balance when in use	1,501,143
Credit facility outstanding as of December 31, 2018	—
Average interest rate when in use	5.00%

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees (12b-1), and other Fund expenses.  These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 – December 31, 2018).

Actual Expenses

The first line for each respective class of the following tables provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee.  The SMID Fund charges a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares within 90 calendar days after you purchase them.  An Individual Retirement Account will be charged an annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the following examples.

The following examples include, but are not limited to, investment advisory fees, shareholder servicing fees, distribution fees, fund accounting fees, fund administration fees, custody fees, and transfer agent fees.  However, the following examples do not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each respective class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited), Continued

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, each hypothetical line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

P21 Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/18	12/31/18	7/1/18 – 12/31/18[1]
Retail Class Actual	$1,000.00	$ 923.40	$6.54
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,018.40	$6.87

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/18	12/31/18	7/1/18 – 12/31/18[1]
Institutional Class Actual	$1,000.00	$ 924.60	$5.19
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,019.81	$5.45

SMID Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/18	12/31/18	7/1/18 – 12/31/18[2]
Institutional Class Actual	$1,000.00	$ 846.60	$4.56
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,020.27	$4.99

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Retail and Institutional Class shares were 1.35% and 1.07%, respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

[2]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Institutional Class shares was 0.98% (reflecting fee waivers in effect), multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on August 21, 2018, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act of 1940) considered the continuance of separate Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and Trillium Asset Management, LLC (the “Adviser”) for the Portfolio 21 Global Equity Fund and the Trillium Small/Mid Cap Fund (each a “Fund,” together, the “Funds”).  At this meeting and at a prior meeting held on May 30-31, 2018, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

utilizing Morningstar classifications and appropriate securities benchmarks, all for periods ended March 31, 2018.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategy of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Portfolio 21 Global Equity Fund, the Board noted that the Fund outperformed its peer group median for the one-year and three-year periods and underperformed for the five-year and ten-year periods.  The Board also considered that the Fund outperformed its broad-based securities market benchmark for the one-year, three-year, and ten-year periods and underperformed for the five-year period.  The Board noted that the Adviser represented it does not have other accounts managed similarly to the Portfolio 21 Global Equity Fund.

For the Trillium Small/Mid Cap Fund, the Board noted that the Fund underperformed its peer group median for the one-year period.  The Board also considered that the Fund outperformed its broad-based securities market benchmark for the one-year period.  The Board also considered the Fund’s underperformance compared to the Adviser’s similarly managed composite for the one-year period ended March 31, 2018, and the reasons given by the Adviser for such underperformance.  In considering the performance of the Fund, the Board considered that the Fund had less than three years of operations.

3.
The costs of the services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Portfolio 21 Global Equity Fund, the Board noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were higher than its peer group median and average.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

For the Trillium Small/Mid Cap Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.98% for the Institutional Class and 1.33% for the Retail Class (“Expense Caps”).  The Board noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were lower than its peer group median and average.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

The Trustees also took into consideration the services the Adviser provided to its similarly managed separate account clients, comparing the fees charged for those management services to the fees charged to the Trillium Small/Mid Cap Fund.  The Trustees noted that the Adviser does not replicate the Portfolio 21 Global Equity Fund’s investment style in separately managed accounts.  The Trustees noted that the fees charged to the Trillium Small/Mid Cap Fund as compared to the fees charged by the Adviser to its similarly managed separate account clients differed due to a number of factors.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that the Trillium Small/Mid Cap Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Adviser.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreements was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreements, but rather, the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable.  The Board therefore determined that the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Trillium Mutual Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Form N-Q is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.trilliummutualfunds.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Funds are pleased to offer the convenience of viewing shareholder communications, including the Funds’ prospectuses, annual and semi-annual reports, and proxy statements online. Please go to www.trilliummutualfunds.com for more information or to sign up for this service.

Trillium Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non- public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
TRILLIUM ASSET MANAGEMENT, LLC
Two Financial Center 60 South Street, Suite 1100
Boston, Massachusetts 02111

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Fund	Class	Symbol	CUSIP
Trillium	Retail Class	PORTX	742935588
P21 Global Equity Fund	Institutional Class	PORIX	742935356

Trillium
Small/Mid Cap Fund	Institutional Class	TSMDX	74316P785

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    March 11, 2019

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    March 11, 2019

* Print the name and title of each signing officer under his or her signature.